Exhibit (m) (2) Calculations of Illustrations for VUL IV / VUL IV Estate Series

Narrative for the Hypothetical Illustration 1

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $300,000 or 250% x $13,389.67

= $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$10,872.55
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$462.02
- Mortality & Expense Charge****	$125.52
+ Hypothetical Rate of Return*****	($220.35)

=	$13,390	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$38.45
2	$38.46
3	$38.47
4	$38.48
5	$38.49
6	$38.50
7	$38.51
8	$38.52
9	$38.52
10	$38.53
11	$38.54
12	$38.55
Total	$462.02

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($18.86)
2	($18.77)
3	($18.68)
4	($18.59)
5	($18.50)
6	($18.41)
7	($18.32)
8	($18.23)
9	($18.14)
10	($18.05)
11	($17.96)
12	($17.87)
Total	($220.35)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,389.67
- Year 5 Surrender Charge	$2,703.00

=	$10,687	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $300,000 or 250% x $16,107.32

= $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,685.84
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$458.41
- Mortality & Expense Charge****	$141.87
+ Hypothetical Rate of Return*****	$696.76

=	$16,107	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$38.21
2	$38.21
3	$38.20
4	$38.20
5	$38.20
6	$38.20
7	$38.20

8	$38.20
9	$38.20
10	$38.20
11	$38.20
12	$38.19
Total	$458.41

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$57.90
2	$57.93
3	$57.96
4	$57.99
5	$58.02
6	$58.05
7	$58.08
8	$58.11
9	$58.14
10	$58.17
11	$58.19
12	$58.22
Total	$696.76

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,107.32
- Year 5 Surrender Charge	$2,703.00

=	$13,404	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $300,000 or 250% x $19,297.21

= $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,730.68
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$454.26
- Mortality & Expense Charge****	$160.32
+ Hypothetical Rate of Return*****	$1,856.10

=	$19,297	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$37.93
2	$37.92
3	$37.90
4	$37.89
5	$37.88
6	$37.86
7	$37.85
8	$37.83
9	$37.82
10	$37.81
11	$37.79
12	$37.78
Total	$454.26

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$150.02
2	$150.84
3	$151.67
4	$152.51
5	$153.36
6	$154.21
7	$155.07
8	$155.93
9	$156.80
10	$157.68
11	$158.56
12	$159.46
Total	$1,856.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,297.21
- Year 5 Surrender Charge	$2,703.00

=	$16,594	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $96,364.19

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$78,341.17
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,238.77
- Mortality & Expense Charge****	$902.98
+ Hypothetical Rate of Return*****	($1,585.23)

=	$96,364	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$269.52
2	$269.59
3	$269.66

4	$269.73
5	$269.80
6	$269.86
7	$269.93
8	$270.00
9	$270.07
10	$270.14
11	$270.20
12	$270.27
Total	$3,238.77

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($135.61)
2	($134.97)
3	($134.33)
4	($133.69)
5	($133.05)
6	($132.41)
7	($131.78)
8	($131.14)
9	($130.51)

10	($129.88)
11	($129.24)
12	($128.61)
Total	($1,585.23)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$96,364.19
- Year 5 Surrender Charge	$20,840.00

=	$75,524	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $115,930.05

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$91,399.04
+ Annual Premium*	$25,000.00

- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,211.33
- Mortality & Expense Charge****	$1,020.77
+ Hypothetical Rate of Return*****	$5,013.10

=	$115,930	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$267.66
2	$267.65
3	$267.64
4	$267.63
5	$267.62
6	$267.62
7	$267.61
8	$267.60
9	$267.59
10	$267.58
11	$267.57
12	$267.56
Total	$3,211.33

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$416.47
2	$416.70
3	$416.93
4	$417.17
5	$417.40
6	$417.64
7	$417.87
8	$418.11
9	$418.35
10	$418.58
11	$418.82
12	$419.06
Total	$5,013.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$115,930.05
- Year 5 Surrender Charge	$20,840.00

=	$95,090	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $138,896.83

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$106,124.40
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,179.80
- Mortality & Expense Charge****	$1,153.57
+ Hypothetical Rate of Return*****	$13,355.80

=	$138,897	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$265.56
2	$265.46
3	$265.36
4	$265.25
5	$265.15
6	$265.04
7	$264.93
8	$264.83
9	$264.72
10	$264.61
11	$264.50
12	$264.39
Total	$3,179.80

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,079.12
2	$1,085.12
3	$1,091.17
4	$1,097.26
5	$1,103.40
6	$1,109.59
7	$1,115.82

8	$1,122.10
9	$1,128.43
10	$1,134.82
11	$1,141.25
12	$1,147.73
Total	$13,355.80

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$138,896.83
- Year 5 Surrender Charge	$20,840.00

=	$118,057	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $300,000 or 250% x $12,354.44

= $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$10,068.53
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$716.59
- Mortality & Expense Charge****	$117.04
+ Hypothetical Rate of Return*****	($205.46)

=	$12,354	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$52.13
2	$52.14
3	$52.16
4	$52.18
5	$52.19
6	$52.21
7	$52.22
8	$52.24
9	$52.26
10	$52.27
11	$52.29
12	$52.30
Total	$626.59

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($17.76)
2	($17.64)
3	($17.53)
4	($17.41)
5	($17.29)
6	($17.18)
7	($17.06)
8	($16.95)
9	($16.83)
10	($16.72)
11	($16.60)
12	($16.49)
Total	($205.46)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,354.44
- Year 5 Surrender Charge	$2,703.00

=	$9,651	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $300,000 or 250% x $14,915.91

= $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,784.53
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$711.98
- Mortality & Expense Charge****	$132.53
+ Hypothetical Rate of Return*****	$650.89

=	$14,916	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$51.82
2	$51.82
3	$51.82
4	$51.82
5	$51.83
6	$51.83
7	$51.83
8	$51.84
9	$51.84
10	$51.84
11	$51.84
12	$51.85
Total	$621.98

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$54.56
2	$54.50
3	$54.45
4	$54.39
5	$54.33

6	$54.27
7	$54.21
8	$54.15
9	$54.10
10	$54.04
11	$53.98
12	$53.92
Total	$650.89

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,915.91
- Year 5 Surrender Charge	$2,703.00

=	$12,213	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $300,000 or 250% x $17,927.83

= $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,722.53
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$706.67
- Mortality & Expense Charge****	$150.03
+ Hypothetical Rate of Return*****	$1,737.00

=	$17,928	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$51.46
2	$51.45
3	$51.44
4	$51.42
5	$51.41
6	$51.40
7	$51.38
8	$51.37
9	$51.36
10	$51.34
11	$51.33
12	$51.31
Total	$616.67

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$141.45
2	$142.03
3	$142.62
4	$143.22
5	$143.82
6	$144.42
7	$145.03
8	$145.64
9	$146.26
10	$146.88
11	$147.51
12	$148.14
Total	$1,737.00

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,927.83
- Year 5 Surrender Charge	$2,703.00

=	$15,225	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $84,684.71

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$69,305.27
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,145.60
- Mortality & Expense Charge****	$807.44
+ Hypothetical Rate of Return*****	($1,417.51)

=	$84,685	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$503.61
2	$503.80
3	$503.99
4	$504.17
5	$504.36
6	$504.54
7	$504.73
8	$504.91
9	$505.10
10	$505.28
11	$505.46
12	$505.65
Total	$6,055.60

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($123.26)
2	($122.32)
3	($121.38)

4	($120.45)
5	($119.51)
6	($118.58)
7	($117.65)
8	($116.72)
9	($115.80)
10	($114.87)
11	($113.95)
12	($113.03)
Total	($1,417.51)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$84,684.71
- Year 5 Surrender Charge	$20,840.00

=	$63,845	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $102,503.23

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$81,271.09
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,098.95
- Mortality & Expense Charge****	$915.62
+ Hypothetical Rate of Return*****	$4,496.71

=	$102,503	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$500.44
2	$500.50
3	$500.55
4	$500.61
5	$500.66
6	$500.72
7	$500.77
8	$500.83
9	$500.88

10	$500.94
11	$501.00
12	$501.05
Total	$6,008.95

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$378.88
2	$378.13
3	$377.38
4	$376.63
5	$375.88
6	$375.12
7	$374.36
8	$373.60
9	$372.83
10	$372.07
11	$371.30
12	$370.53
Total	$4,496.71

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$102,503.23
- Year 5 Surrender Charge	$20,840.00

=	$81,663	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $123,479.48

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$94,796.60
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,045.23
- Mortality & Expense Charge****	$1,037.85
+ Hypothetical Rate of Return*****	$12,015.96

=	$123,479	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$496.86
2	$496.75
3	$496.65
4	$496.54
5	$496.44
6	$496.33
7	$496.22
8	$496.11
9	$496.00
10	$495.89
11	$495.78
12	$495.66
Total	$5,955.23

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$982.82
2	$986.10
3	$989.40
4	$992.73
5	$996.09
6	$999.47
7	$1,002.88
8	$1,006.31
9	$1,009.78
10	$1,013.27
11	$1,016.78
12	$1,020.33
Total	$12,015.96

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$123,479.48
- Year 5 Surrender Charge	$20,840.00

=	$102,639	(rounded to the nearest dollar)